                                   Gold Bank
                                     Funds

                               Semiannual Report
                                 June 30, 2002

                             Gold Bank Equity Fund
                          Gold Bank Money Market Fund

                                   Gold Bank
                                     Funds

                            Mutual funds managed by
                         Gold Capital Management, Inc.,
                  a subsidiary of Gold Banc Corporation, Inc.

Table of Contents

Gold Bank Equity Fund                                                       1
Gold Bank Money Market Fund                                                 4
Statements of Assets and Liabilities                                        7
Statements of Operations                                                    8
Statements of Changesin Net Assets                                          9
Notes to Financial Statements                                              10
Financial Highlights                                                       12

MESSAGE TO OUR SHAREHOLDERS

This  publication  marks the first  semiannual  report for the Gold Bank  Funds, which were launched on January 1, 2002. In light of the political,  societal and economic  difficulties the financial markets are facing, we are pleased with the successful  performance  of the funds.  We appreciate  your  investment and look forward to helping you meet your financial goals.

During the inaugural three months of its existence,  the Gold Bank Equity Fund--
GLDEX rose 4.7% from its initial  $10.00/share  price to $10.47 at quarter  end.
Categorized by Lipper  Analytical  Services* as a "multi-cap  value fund," GLDEX outperformed  the average  fund in its class,  which rose 2.6%.  Concluding  the
second  quarter,   GLDEX  closed  at  $10.11  or  +1.1%  year  to  date,   again
outperforming the average fund in its class, which decreased (7.9%).

The Gold Bank Equity Fund-- GLDEX is managed by David B. Anderson,  President of
Gold  Investment  Advisors,  Inc.  For the last 30 years,  Dave has  strived  to deliver  consistent,  above-average  returns,  while  avoiding  wide  swings  in investment performance. He utilizes a disciplined approach to equity management, striving to be a long-term  owner of high quality  companies in the context of a broadly diversified equity portfolio.

The Gold Bank Money Market Fund-- GLDXX is managed by William R. Mitchell,  Vice
President of Gold Capital Management. Bill has over 20 years of bond trading and underwriting  experience.  His background  enables him to reach his objective of delivering competitive rates of return consistent with preservation of capital.

We are  excited to have  attracted  managers  with such  proven  experience  and success.  We  believe  their  strategy  will  prevail  the  downturn  in  market performances.  If you would  like to  request  detailed  intra-quarter  activity regarding your Gold Bank Funds or our weekly e-newsletter,  please contact us at
1-800-530-5902 or email StephenOliver@goldcap-kc.com.  Again, thank you for your continued investments and support.

Sincerely,

/s/Malcolm M. Aslin

Malcolm M. Aslin
President

*Lipper is an  independent  monitor of mutual fund  performance.  There were 529 funds in the Lipper Multi-Cap Value Fund peer group as of 6/30/02.

Shares of the Gold Bank Funds are not deposits or obligations of, nor guaranteed by, Gold Banc Corporation,  Inc. or any other banking institution.  They are not federally  insured by the Federal Deposit  Insurance  Corporation  (FDIC) or any
other government  agency.  These shares involve  investment risk,  including the possible loss of the principal invested.

Gold Bank Equity Fund - GLDEX

Series Inception Date: 1/1/2002
Series Size: $2.32 Million

Small  Cap and value  stocks  have led the  current  market  environment  and we believe this trend will continue. Thus far, shareholders have benefited from our steadfast style of maintaining broad  diversification  with approximately  equal
weighted  portfolio  holdings  among  well-managed,   high-quality   stocks.  As
post-bubble  accounting  scandals  surface,  we  believe  it  is  important  for investors  to focus  attention  toward  companies  that:  1) have solid  balance sheets,  2) are not growing  inventories  and  receivables  inordinately  versus revenues,  3) exhibit  favorable inside  activity,  and 4) can be purchased at a reasonable price in relation to projected cash flow per share.

Investor   pessimism  is  creating  a  unique  buying   opportunity.   How  soon
shareholders  begin to  benefit  from this  situation  depends on the timing and degree of  domestic  recovery  from the 2001  recession.  The shape of the yield curve gives us confidence that the second-half rebound in corporate profits will improve.

Middle  East  tensions  and the  threat  of  additional  terrorist  attacks  are omnipresent  conditions that President Bush is working to resolve.  The ultimate success of his efforts is impossible to predict.  We do believe that many of the stocks we have added to the portfolio  will be key  beneficiaries  of the recent weakness in the U.S. dollar relative to our major trading  partners.  Because of our general  concerns  about  excessive  debt leverage in selected  areas of the economy,  we have  minimized  exposure  to  financial  stocks  and  are  heavily committed to energy stocks and under-appreciated utility issues.

It is entirely  possible that new paradigm  investors will throw in the towel on stock  investments,  resulting  in a  final  wash-out  of  equity  prices  after twenty-seven months of market erosion. As a result, we have currently elected to keep a 14% cash  equivalent  reserve  to be used in the  event  that an  unusual buying opportunity presents itself.

Investment Style

CHART

Strategy & Objective

The Gold Bank  Equity Fund is a no-load  equity  mutual  fund  categorized  as a multi-cap value portfolio,  maintaining a diversified  portfolio of investments.
The  fund's  strategy  is  to  select  and  monitor  investments  to  offer  our shareholders  opportunities  to achieve  long-term  capital  growth and  provide current  income from  dividends or interest.  Comparative  Rates Of Return As Of
June 30, 2002 Since  inception  - January 1, 2002 GLDEX +1.1 % Lipper  Multi-Cap
Value Funds* -7.9 % S&P 500 Index* -13.8%

* Indices are unmanaged and not  available for direct  investments.  Performance data contained in this report are for past periods only. Past performance is not predictive  of  future  performance.  Investment  return  and share  value  will fluctuate, and redemption value may be more or less than original cost.

Top Holdings
    1. Campbell Soup Co.                                                   2.50%
    2. American Power Conversion                                           2.45
    3. Delphi Automotive Systems                                           2.33
    4. Bandag, Inc.                                                        2.32
    5. Hercules, Inc.                                                      2.30
    6. Motorola, Inc.                                                      2.30
    7. duPont (E.I.) deNemours & Co.                                       2.29
    8. Falcon Products, Inc.                                               2.28
    9. Honeywell International                                             2.28
   10. Applied Biosystems                                                  2.27

Top Ten Equity Holdings Total                                             23.32%

Security Weightings

Equities                                                                     86%
Cash                                                                         14%

CHART

Top Ten Industries

Consumer Goods                                                             16.1%
Technology                                                                 13.5%
Energy                                                                     12.0%
Basic Materials                                                            10.2%
Capital Goods                                                               7.3%
Consumer Staples                                                            6.8%
Financial                                                                   4.6%
Telecommunications                                                          4.1%
Media & Entertainment                                                       3.4%
Health Care                                                                 2.1%

Total Return As Of June 30, 2002
GLDEX  +1.1%

Schedule Of Investments

June 30, 2002 (Unaudited)

Gold Bank Equity Fund

Shares                  Company                                    Market Value

COMMON STOCKS-- 86.37%
BASIC MATERIALS-- 10.21%
             1,200      duPont (E.I.) deNemours & Co.             $      53,280
             2,800      Halliburton Co.                                  44,631
             4,600      Hercules, Inc.*                                  53,360
             2,000      Maverick Tube Corp.*                             30,000
              300       Newmount Mining Corp.                             7,898
              450       Sigma-Aldrich Corp.                              22,567
             1,400      Worthington Industries                           25,340
                                                                        237,076
CAPITAL GOODS-- 7.28%
             4,500      American Power Conversion*                       56,834
             1,200      Cooper Industries Limited                        47,160
            1,500       Honeywell International                          52,844
               300      Raytheon Co.                                     12,224
                                                                        169,062
CONSUMER CYCLICAL-- 16.11%
             2,100      American Greetings Cl. A                         34,985
             4,300      Casey's General Stores, Inc.                     51,771
             4,100      Delphi Automotive Systems                        54,120
             1,800      Eastman Kodak Co.                                52,505
             8,700      Falcon Products, Inc.*                           53,070
             1,800      McDonald's Corp.                                 51,210
             1,300      Readers Digest Association Cl. A                 24,348
             2,000      Waste Management, Inc.                           52,100
                                                                        374,109
CONSUMER STAPLES-- 6.80%
             3,600      Archer Daniels Midland Co.                       46,043
             1,900      Bandag, Inc. Cl. B                               53,807
             2,100      Campbell Soup Co.                                58,085
                                                                        157,935
ENERGY-- 12.01%
             1,700      Conoco, Inc.                                     47,260
             1,000      Kellwood Co.                                     32,500
             2,900      Layne Christensen Co.*                           26,824
             1,700      Marathon Oil Corp.                               46,103
               500      Noble Energy, Inc.                               18,024
             1,000      Shell Transport                                  45,010
             2,500      Southwestern Energy Co.*                         37,974
             1,000      Wisconsin Energy Corp.                           25,270
                                                                        278,965
FINANCIAL-- 4.60%
            1,200       BHA Group Holdings, Inc.                         19,620
            6,100       Sanfilippo (J.B.) & Sons, Inc.*                  42,638
            1,800       1st Source Corp.                                 44,495
                                                                        106,753
HEALTH CARE-- 2.06%
               800      Lincare Holdings, Inc.*                          25,840
               700      Mylan Laboratories, Inc.                         21,945
                                                                         47,785
MEDIA & ENTERTAINMENT-- 3.40%
             2,600      AOL Time Warner*                                 38,246
             1,700      Federal Signal Corp.                             40,800
                                                                         79,046
TECHNOLOGY-- 13.46%
             3,500      AT&T Corp.                                       37,450
                23      Agere Systems, Inc. Cl. A*                           32
               582      Agere Systems, Inc. Cl. B*                          873
             2,000      Agilent Technologies, Inc.*                      47,300
             2,700      Applied Biosystems Group                         52,623
             9,000      Collins Industries, Inc.                         40,950
             3,200      Hewlett-Packard Co.                              48,896
             1,600      Isco, Inc.                                       14,784
             2,200      Lucent Technologies*                              3,652
             3,700      Motorola, Inc.                                   53,354
             4,000      Novell, Inc.*                                    12,840
                                                                        312,754
TELECOMMUNICATION SERVICES-- 4.10%
             1,600      BellSouth Corp.                                  50,400
             2,300      Telecom Corp. New Zealand, ADS                   44,873
                                                                         95,273
UTILITIES-- 6.34%
             2,000      Alliant Energy Corp.                             51,400
             2,400      Empire District Electric Co.                     49,200
             2,300      Great Plains Energy, Inc.                        46,805
                                                                        147,405
TOTAL COMMON STOCKS                                                   2,006,163
(Cost $2,044,875)

 FACE
AMOUNT                  DESCRIPTION                                MARKET VALUE
GOVERNMENT SPONSORED ENTERPRISES-- 8.61%
        $  200,000      Federal Home Loan Bank Discount Notes
                           1.71%, due July 5, 2002                $     199,962
(Cost $199,962)

REPURCHASE AGREEMENT-- 9.04%
           210,000      State Street Bank and Trust Co.,
                           0.65%, due July 1, 2002
                           (Collateralized by U.S.
                           Treasury Bills, 10.625%,
                           due August 15, 2015 with
                           a market value of $216,056)                  210,000
(Cost $210,000)

TOTAL INVESTMENTS-- 104.02%                                           2,416,125
(Cost $2,454,837)

Other assets less liabilities-- (4.02%)                                 (93,464)
TOTAL NET ASSETS-- 100.00%    $  2,322,661

The identified cost of investments owned at June 30, 2002 was the same for federal income tax purposes.

Net unrealized  depreciation for federal income tax purposes was $38,712,  which is comprised of unrealized  appreciation of $83,066 and unrealized  depreciation of $121,778.

*Non-income producing security

See accompanying Notes to Financial Statements.

Gold Bank Money Market Fund - GLDXX

Series Inception Date: 1/1/2002
Series Size: $34.53 Million

Money market rates  continued to decline long after the Fed stopped easing rates last December,  as more dollars poured into the money market arena.  Considering this came when rates were expected to either remain static or start  increasing, we feel rates have been driven  artificially  low. When it becomes  evident that the  economy  is  recovering  and  the  threat  of  a  double-dip  recession  is alleviated,  we feel short-term  rates will rise.  Given that new home sales and related  durable goods orders that accompany these purchases are on the rise, we see consumer spending leading to recovery.

The  government  deficit  this  year is  expected  to be  between  $125 and $150 billion, reversing four years of surplus. The Fed's increased borrowing, coupled with corporations and municipalities  issuing new debt, should pressure rates to begin rising.

As a result of Enron and Adelphia,  we reduced exposure to commercial paper from
10 percent to five percent during the second  quarter.  We are planning an asset mix of 95 percent  Federal  agencies,  four percent  commercial  paper,  and the remaining one percent in cash or equivalents.

We successfully maintained our yield during the second quarter, while most money market funds declined,  after initiating a barbell strategy. A large majority of the  investments  were set to mature in 60 days or less,  while the remaining 20 percent was invested for six months or longer.  This increased our yield briefly until half of the longer securities were called prior to redemption.  Given that short-term  rates  have  decreased  another  50 basis  points  and the  two-year treasury  reached a new low since 1972,  we will remain  invested in  short-term maturities, anticipating higher rates in the near future. Strategy & Objective

The Gold Bank Money Market  Fund's  objective  is to earn the maximum  amount of income that is  consistent  with  maintaining  the safety and  liquidity  of the
Fund's assets,  and to maintain a constant net asset value of $1 per share.  The fund invests in high quality debt instruments that present minimal credit risks, maintaining a dollar weighted average portfolio maturity of less than 90 days.

SEVEN-DAY YIELD AS OF JUNE 30, 2002
GLDXX  +1.33%

Investment Style

CHART

Security Weightings

Federal
Agencies                            89%
Commercial Paper                     9%
Cash   2%

CHART

DOLLAR WEIGHTED AVERAGE MATURITY

GLDXX  57 Days

Schedule Of Investments

June 30, 2002 (Unaudited)

Gold Bank Money Market Fund

                                                         Principal      Market
Description                                               Amount         Value
SHORT-TERM CORPORATE NOTES-- 8.97%
American Express Credit, 1.76%, due July 12, 2002      $  500,000    $  499,731
American Express Credit, 1.76%, due August 6, 2002        500,000       499,120
Chevron Texaco Corp., 1.75%, due August 26, 2002          500,000       498,639
Citicorp, 1.75%, due July 22, 2002                      1,000,000       998,979
John Deere Capital, 1.95%, due July 25, 2002              300,000       299,610
Sears Acceptance Corp., 1.95%, due July 23, 2002          300,000       299,643
TOTAL SHORT-TERM CORPORATE NOTES                        3,100,000     3,095,722
(Cost $3,095,722)

GOVERNMENT SPONSORED ENTERPRISES-- 89.16%
Federal Farm Credit Bank
   1.87%, due July 1, 2002                                400,000       400,000
   6.24%, due July 17, 2002                             2,000,000     2,003,832
   1.81%, due July 19, 2002                               100,000        99,909
   1.80%, due August 1, 2002                              250,000       250,000
   1.79%, due August 2, 2002                              400,000       399,364
   5.64%, due August 19, 2002                             250,000       251,167
   6.75%, due September 3, 2002                           100,000       100,833
   1.74%, due September 6, 2002                           398,000       396,711
   6.875%, due September 23, 2002                         105,000       106,145
   6.40%, due October 28, 2002                            100,000       101,403
   2.45%, due June 18, 2003                               300,000       300,000
Federal Home Loan Bank
   6.08%, due July 8, 2002                                300,000       300,242
   6.875%, due July 18, 2002                              850,000       851,957
   5.30%, due July 26, 2002                               300,000       300,694
   6.205%, due August 13, 2002                            200,000       200,994
   6.00%, due August 15, 2002                             965,000       969,766
   6.75%, due August 15, 2002                             525,000       528,131
   6.67%, due August 23, 2002                             580,000       583,981
   5.45%, due September 9, 2002                           500,000       503,425
   6.77%, due September 15, 2002                          150,000       151,517
   5.76%, due September 24, 2002                          100,000       100,887
   5.55%, due October 2, 2002                             400,000       403,699
   4.64%, due October 9, 2002                             350,000       352,656
   6.10%, due October 9, 2002                             550,000       556,266
   6.25%, due November 15, 2002                           295,000       299,723
   6.375%, due November 15, 2002                          425,000       431,525
   5.985%, due November 26, 2002                          250,000       254,103
   6.20%, due December 4, 2002                            500,000       508,416
   5.125%, due January 13, 2003                           500,000       507,528
   2.25%, due February 5, 2003                            185,000       185,000
   5.00%, due February 14, 2003                           115,000       117,020
   6.00%, due February 18, 2003                           100,000       102,060
Federal Home Loan Mortgage Corporation
   1.75%, due July 2, 2002                              1,000,000       999,951
   1.80%, due July 3, 2002                                242,000       241,976
   1.72%, due July 10, 2002                             1,000,000       999,570
   1.72%, due July 11, 2002                               600,000       599,713
   1.79%, due July 18, 2002                               336,000       335,716
   1.74%, due July 30, 2002                               408,000       407,428
   1.75%, due July 30, 2002                               352,000       351,504
   1.72%, due July 31, 2002                               151,000       150,784
   1.73%, due July 31, 2002                               250,000       249,639
   6.625%, due August 15, 2002                          1,022,000     1,027,749
   1.74%, due August 28, 2002                             490,000       488,626
   1.85%, due September 13, 2002                          100,000        99,620
   1.80%, due September 27, 2002                          688,000       684,973
   6.55%, due October 2, 2002                             350,000       353,939
   6.25%, due October 15, 2002                          1,436,000     1,453,894
   2.02%, due December 9, 2002                            108,000       107,024
   5.035%, due April 28, 2003                             100,000       102,041
Federal National Mortgage Association
   1.74%, due July 3, 2002                                500,000       499,952
   1.77%, due July 3, 2002                                404,000       403,960
   1.80%, due July 3, 2002                                450,000       449,955
   1.85%, due July 3, 2002                              1,000,000       999,897
   1.73%, due July 17, 2002                               600,000       599,539
   1.77%, due July 17, 2002                             1,163,000     1,163,172
   6.26%, due July 22, 2002                               200,000       200,504
   1.710%, due July 24, 2002                              313,000       312,658
   6.15%, due August 5, 2002                              144,000       144,585
   1.80%, due August 7, 2002                              670,000       668,761
   1.80%, due August 14, 2002                             440,000       439,032
   6.52%, due September 5, 2002                           375,000       378,024
   1.75%, due September 18, 2002                          300,000       298,848
   5.25%, due October 7, 2002                             505,000       509,441
   5.25%, due October 7, 2002                             500,000       504,515
   5.90%, due October 10, 2002                            200,000       202,153
   6.375%, due October 15, 2002                           500,000       506,451
   6.08%, due October 23, 2002                            500,000       506,069
   1.98%, due November 1, 2002                            275,000       273,140
   6.25%, due November 15, 2002                           135,000       137,192
   6.29%, due December 6, 2002                            200,000       203,219
   6.80%, due January 10, 2003                            110,000       112,487
TOTAL GOVERNMENT SPONSORED ENTERPRISES                 30,660,000    30,786,655
(Cost $30,786,655)

REPURCHASE AGREEMENT-- 0.69%
State Street Bank and Trust Co., 0.65%, due July 1, 2002
   (Collateralized by U.S. Treasury Bills, 8.75%,
   due November 15, 2008 with a market value of $246,375) 240,022       240,022
(Cost $240,022)

TOTAL INVESTMENTS-- 98.82%                                           34,122,399
(Cost $34,122,399)

Other assets less liabilities-- 1.18%                                   405,986

TOTAL NET ASSETS-- 100.00%                                     $     34,528,385

The  identified  cost of  investments  owned at June 30, 2002,  was the same for financial statement and federal income tax purposes.

See accompanying Notes to Financial Statements.

Statements Of Assets And Liabilities

June 30, 2002 (Unaudited)

                                                                     GOLD BANK
                                                     GOLD BANK         MONEY
                                                    EQUITY FUND     MARKET FUND

ASSETS:
   Investments, at cost                            $  2,454,837   $  34,122,399
   Investments, at value                           $  2,416,125   $  34,122,399
   Cash                                                 123,732

   Receivables:
       Dividends                                          2,946              --
       Interest                                               3         332,550
       Fund shares sold                                   1,760              --
            Total assets                              2,420,834      34,578,681

LIABILITIES AND NET ASSETS:
   Cash overdraft                                         1,304              --
   Payables:
       Fees payable                                       1,782          14,210
       Dividends                                             --          36,086
       Investments purchased                             95,087              --

            Total liabilities                            98,173          50,296

NET ASSETS                                         $  2,322,661   $  34,528,385

NET ASSETS CONSIST OF:
   Capital (capital stock and paid-in capital)        2,353,896      34,528,399
   Undistributed net investment income (loss)             4,470             (1)
   Accumulated net realized gain (loss)
       on sale of investments                             3,007            (13)
   Net unrealized appreciation (depreciation)
       in value of investments                         (38,712)              --

NET ASSETS APPLICABLE TO OUTSTANDING SHARES        $  2,322,661   $  34,528,385

Capital shares, $1.00 par value:
   Authorized                                         Unlimited       Unlimited

   Outstanding                                          229,733      34,528,422

NET ASSET VALUE PER SHARE                          $      10.11   $        1.00

See accompanying Notes to Financial Statements.

Statements Of Operations

For The Period From January 1, 2002 (Inception) To June 30, 2002 (Unaudited)

                                                                      GOLD BANK
                                                       GOLD BANK         MONEY
                                                      EQUITY FUND    MARKET FUND

INVESTMENT INCOME:
       Dividends                                        $  9,972    $        --
       Interest                                            1,697        309,380
       Foreign tax withheld                                 (79)             --
                                                          11,590        309,380
EXPENSES:
       Management fees                                     2,765         41,717
       Registration fees                                   1,848          1,848
       12b-1 fees                                          1,590             --
       Custody and accounting fees                         8,322          9,120
       Service fees                                        2,281         38,379
       Shareholder expenses                                  580          3,779
       Professional fees                                   1,738          1,738
       Trustee expenses                                      743            743
       Other expenses                                         31            157

       Total expenses before voluntary reduction
        of management fees                                19,898         97,481
       Less: fee waivers and expense reimbursements       12,778          5,705

        Net expenses                                       7,120         91,776

        Net investment income                              4,470        217,604

NET REALIZED AND UNREALIZED GAIN (LOSS) on investments:
       Realized gain (loss) from:
        Investment transactions                            3,007            (13)

       Change in net unrealized appreciation
       (depreciation) from:
        Investments                                      (38,712)            --

        Net loss on investments                          (35,705)           (13)

        Increase (decrease) in net assets
            resulting from operations                $   (31,235)   $   217,591

See accompanying Notes to Financial Statements.

Statements Of Changes In Net Assets

For The Period From January 1, 2002 (Inception) To June 30, 2002 (Unaudited)

                                                                     GOLD BANK
                                                      GOLD BANK        MONEY
                                                      EQUITY FUND   MARKET FUND

OPERATIONS:
   Net investment income                             $      4,470  $    217,604
   Net realized gain (loss) from investments                3,007           (13)
   Change in net unrealized appreciation
       (depreciation) on investments                      (38,712)           --

        Net increase (decrease) in net assets
            resulting from operations                     (31,235)      217,591

DISTRIBUTIONS TO SHAREHOLDERS:
   Net investment income                                       --      (217,605)

        Total distributions to shareholders                    --      (217,605)

CAPITAL SHARE TRANSACTIONS:
   Shares sold                                          2,325,721    64,072,775
   Reinvested distributions                                    --         4,481
                                                        2,325,721    64,077,256
   Shares repurchased                                     (21,825)  (29,598,857)
        Net increase from capital share transactions    2,303,896    34,478,399

        Net increase in net assets                      2,272,661    34,478,385

NET ASSETS:
   Beginning of period                                     50,000        50,000

   End of period                                     $  2,322,661  $ 34,528,385

   Undistributed net investment income (loss)
       at end of period                              $      4,470  $         (1)

Fund share transactions:
   Shares sold                                            226,843    64,072,775
   Reinvested distributions                                    --         4,481
                                                          226,843    64,077,256
   Shares repurchased                                      (2,110)  (29,598,834)
        Net increase in fund shares                       224,733    34,478,422

See accompanying Notes to Financial Statements.

1. SIGNIFICANT ACCOUNTING POLICIES

The Gold Bank Funds  (comprised of the Gold Bank Equity Fund and Gold Bank Money
Market Fund and collectively referred to herein as the "Funds") is a series type fund  registered  under the  Investment  Company Act of 1940,  as amended,  as a no-load open-end, diversified management investment company. The Gold Bank Funds are required to account for the assets of each series separately and to allocate general  liabilities  of the Gold  Bank  Funds  to each  series  based  upon the relative net assets of each series.  The  following is a summary of  significant accounting policies  consistently  followed by the Funds in preparation of their financial statements:

A.  Investment  Valuation-- Securities  are valued at the latest sales price for securities  traded on a principal  exchange  (U.S. or foreign) and on the NASDAQ
National  Market.  Securities  traded on  over-the-counter  markets  and  listed securities  for which no sales are  reported  are valued at the mean between the last  reported  bid and asked  prices.  When market  quotations  are not readily available,  securities  are valued at fair value as  determined in good faith by the Board of Directors. Short-term securities maturing within 60 days are valued at amortized  cost,  which  approximates  market value.  Foreign  securities are converted to U.S.  dollars using exchange rates in London last quoted by a major bank. If such quotations are not available as of 4:00 P.M.  (Eastern Time),  the rate of exchange will be determined in good faith by the Board of Directors.

B. Investment  Transactions  and Investment  Income-- Security  transactions are accounted for on the date the securities are purchased or sold.  Dividend income less  foreign  taxes  withheld  (if any) is  recorded on the  ex-dividend  date.
Interest  income is recognized on the accrual  basis.  Realized gains and losses from investment  transactions  and unrealized  appreciation  and depreciation of investments  are reported on the identified cost basis.  All  discounts/premiums are  accreted/amortized  for  financial  reporting  purposes and are included in interest income.

C. Expense  Limitations -- Gold Capital  Management,  Inc.  (the  Manager),  has
contractually  agreed  for a period  of one year to waive  fees  and/or  to make payments to limit the total operating expenses of the Funds to an annual rate of
1.05% of average  daily net assets  for Gold Bank  Equity;  and 0.55% of average daily net assets for Gold Bank Money Market.

D. Repurchase  Agreements-- The Funds may enter into repurchase  agreements with member banks of the Federal Reserve or registered broker dealers whom the Funds'
investment advisor deems  creditworthy  under guidelines  approved by the Funds'
Board of  Directors,  subject  to the  seller's  agreement  to  repurchase  such securities  at a mutually  agreed  upon date and  price.  The  repurchase  price generally  equals the price paid by the Funds plus  interest  negotiated  on the basis of current short-term rates.

Securities  pledged as  collateral  for  repurchase  agreements  are held by the custodian  bank  until  the  respective  agreements  mature.  Provisions  of the repurchase agreements ensure that the market value of the collateral,  including accrued  interest  thereon,  is  sufficient  in  the  event  of  default  of the counterparty.  If the  counterparty  defaults  and the  value of the  collateral declines or if the counterparty enters an insolvency proceeding,  realization of the collateral by the Funds may be delayed or limited.

E. Federal and State Taxes-- The Funds  complied  with the  requirements  of the
Internal  Revenue  Code  applicable  to  regulated   investment   companies  and
therefore, no provision for federal or state tax is required.

F. Distributions to Shareholders-- Distributions to shareholders are recorded on the ex-dividend  date.  Distributions  are determined in accordance with federal tax  regulations  and may  differ  from  those  determined  in  accordance  with accounting principles generally accepted in the United States. These differences are  primarily  due to wash  sales,  post-October  loss  deferrals,  and foreign currency transactions.

G. Use of Estimates-- The preparation of financial statements in conformity with
accounting   principles   generally  accepted  in  the  United  States  requires
management to make estimates and assumptions  that affect the amount reported in the financial  statements and  accompanying  notes.  Actual results could differ from such estimates.

2. MANAGEMENT FEES

Management fees are paid to Gold Capital Management, Inc. in accordance with the advisory  agreement  with the  Funds.  Listed  below  are  management  fees as a percentage of average daily net assets.

                                                                 Annual Rate
Fund                                                             Percentage

Gold Bank Equity Fund                                                0.75%
Gold Bank Money Market Fund                                          0.50%

3. DISTRIBUTION PLAN

The Gold  Bank  Equity  Fund has  adopted a  Distribution  Plan  related  to the offering of shares  pursuant to Rule 12b-1 under the  Investment  Company Act of
1940.  The plan  provides for payments at an annual rate of 0.25% of the average daily net assets of the Gold Bank Equity Fund.

4. INVESTMENT TRANSACTIONS

Investment transactions for the period ended June 30, 2002 (excluding maturities of short-term commercial notes and repurchase agreements) are as follows:

Gold Bank Equity Fund:

     Purchases                                                     $ 2,049,641
     Proceeds from sales                                                 7,754

Financial Highlights

For The Period From January 1, 2002 (Inception) To June 30, 2002 (Unaudited)

                                                                      GOLD BANK
                                                         GOLD BANK      MONEY
                                                        EQUITY FUND  MARKET FUND

Condensed data for a share of capital stock
outstanding throughout each period.

Net asset value, beginning of period                    $    10.00    $    1.00

  Income from investment operations:
   Net investment income                                       .02          .01
   Net gains (losses) on securities
       (both realized and unrealized)                          .09           --

Total from investment operations                               .11          .01

  Less distributions:
   Dividends from net investment income                         --         (.01)
   Distributions from capital gains                             --           --

  Total distributions                                           --         (.01)

Net asset value, end of period                          $    10.11    $    1.00

Total return(a)                                               1.10%         .64%

Ratios/Supplemental Data
Net assets, end of period (in thousands)                $    2,323    $  34,528
Ratio of expenses to average net assets(b)                    1.01%         .55%
Ratio of expenses to average net assets before
   fee waivers and expense reimbursements(b)                  2.82%         .58%
Ratio of net investment income to average net assets(b)        .63%        1.29%
Ratio of net investment income to average net assets
   before fee waivers and expense reimbursements(b)          (1.18%)       1.26%
Portfolio turnover rate                                          0%          --

(a)Total return not annualized for periods less than one full year
(b)Annualized for periods less than one full year

See accompanying Notes to Financial Statements.

This report has been prepared for the  information of the  Shareholders  of Gold
Bank Equity Fund and Gold Bank Money Market Fund,  and is not to be construed as an offering of the shares of the Funds.  Shares of the Funds are offered only by the  Prospectus,  a copy of which may be obtained from Gold Capital  Management,
Inc.

Gold Bank Funds
     Equity Fund
     Money Market Fund

Investment Advisor, Distributor And Manager
     Gold Capital Management, Inc.
     Overland Park, Kansas

Auditors
     Ernst & Young, LLP
     Kansas City, Missouri

Legal Counsel
     Stradley, Ronon, Stevens & Young, LLP
     Philadelphia, Pennsylvania

Custodian
     State Street Bank And Trust Co.
     Kansas City, Missouri

Administrator And Transfer Agent
     Jones & Babson, Inc.
     Kansas City, Missouri

Gold Bank
Funds

P.O. Box 7410
Overland Park, Kansas 66207

Contact your Gold Capital broker or call
toll free 800-481-2591

www.goldbank.com

GOLD BANK FUNDS
P.O. Box 7410
Overland Park, Kansas 66207

2002-201 (8/02)